Exhibit 10.33


                                 LOAN AGREEMENT


         LOAN AGREEMENT, dated as of November 22, 1995, among FIVECOM, INC., a Massachusetts corporation (the "Borrower"), and CENTRAL MAINE POWER COMPANY, a Maine corporation (the "Lender").


                              PRELIMINARY STATEMENT

         The Borrower and MaineCom Services, a wholly-owned subsidiary of the Lender ("MaineCom"), are entering into a Stock Subscription Agreement of even date herewith (the "Stock Subscription Agreement"), under which MaineCom agrees, subject to the conditions contained therein, to purchase Series B Preferred Stock of the Borrower for $10,000,000. Closing is conditioned upon, among other things, Borrower closing on a third-party loan in an additional amount of at least $25,000,000. Borrower has determined that it will need operating funds before such closing, and has requested Lender to extend credit hereunder.

         NOW THEREFORE, in consideration of the premises and of the mutual agreements set forth herein, the parties hereto agree as follows:


         SECTION 1.            TERMS OF CREDIT.

         1.1 Commitment. (a) Subject to and upon the terms and conditions herein set forth, the Lender agrees, from time to time on or after the date hereof, to lend to the Borrower up to $200,000, plus the amount of fees provided in Section 6 (together, the "Loan"), in several installments (each an "Advance").

                  (b) If Applied Telecommunications Technologies, Inc. ("ATTI") shall have advanced to Borrower an additional $62,000, or any portion thereof, under the "Leases" referenced in Exhibit 2.4, the amount of the commitment in subsection (a) above shall be reduced by the amount so advanced. Lender states that it has no intention of advancing any such amount to the extent advanced by ATTI.

         1.2 Request for Credit. The Borrower shall give to the Lender notice (a "Request for Advance") (by telecopy, promptly confirmed by a "hard copy" writing) requesting an Advance hereunder. Such notices shall (i) be in the form of Exhibit 1.2 annexed hereto, duly completed in conformity herewith, (ii) be submitted bi-weekly, (iii) specify the date of the proposed borrowing, which shall be ten (10) business days after the date of submission and (iv) specify the aggregate amount of the proposed Advance.

         1.3 Use of Proceeds. The Borrower represents that the proceeds of the Loan will be used by the Borrower only to finance its working capital needs, including, without limitation, operational and maintenance expenses, general and administrative expenses, in each case, to the extent not otherwise prohibited by this Agreement.

         1.4 The Note. (a) The Borrower's obligation to repay the principal amount of, and interest on, the Loan shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit 1.4 hereto.

                  (b) The Lender shall maintain a register (the "Credit Register") on which it shall record the principal amount of the Loan outstanding from time to time, and interest accrued thereon. Any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded or endorsed. Notwithstanding the foregoing, the failure to make a notation in the Credit Register or any error with respect to any such notation, shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Note with respect to any Advance, and payments by the Borrower shall not be affected by the failure to make a notation thereof or by an error in such notation, nor shall such failure or error affect any rights of the Borrower hereunder or under applicable law.

         SECTION 2.            CONDITIONS PRECEDENT TO INITIAL EXTENSION OF
CREDIT.

         The Lender shall not be obligated to make the initial Advance unless each of the following conditions precedent shall have been satisfied:

         2.1 Note, Security Agreement and Stock Subscription Agreement. There shall have been delivered to the Lender an executed Note in the form attached hereto as Exhibit 1.4, an executed Security Agreement in the form attached hereto as Exhibit 2.1 (together with this Agreement, the "Loan Documents"), and an executed Stock Subscription Agreement in form and substance satisfactory to the Lender.

         2.2 Opinions of Counsel. The Lender shall have received a favorable opinion of Hale and Dorr, counsel to the Borrower, substantially in the form of
Exhibit 2.2 hereto, dated on the date of such extension of credit; such opinion shall be addressed to the Lender and shall cover such other matters as the Lender may reasonably request.

         2.3 Corporate and Legal Proceedings. All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Lender, and the Lender shall have received all information and copies of all documents and papers, including records of corporate and governmental proceedings and the financial information required under this Agreement which the

Lender may reasonably have requested in connection therewith, such documents and papers (when appropriate) to be certified by proper corporate or governmental authorities and shall, in any event, include: (A) a long form good standing certificate for the Borrower, (B) a certified copy of the Articles of Organization of the Borrower and (C) a certificate of the Clerk or an Assistant Clerk of the Borrower substantially in the form of Exhibit 2.3 annexed hereto certifying (1) the by-laws and corporate resolutions of the Borrower relating to the entering into and performance of the Loan Documents and the Stock Subscription Agreement and the transactions contemplated thereby and (2) the incumbency and specimen signatures of officers or representatives of the Borrower authorized to execute the Loan Documents and the Stock Subscription Agreement and other documents and papers, and to take any other action, in connection herewith and therewith.

         2.4 Standstill Agreement; No Other Lien Filings. Lender shall have received a Standstill Agreement substantially in the form of Exhibit 2.4 hereto, executed by Borrower and ATTI. Except for the UCC-1 financing statements filed to secure ATTI's interests, there shall be no lien filings of record against Borrower.

         2.5 Other Conditions. All acts, conditions and things required to be done and performed and to have happened precedent to the execution and delivery of this Agreement, the other Loan Documents and the Stock Subscription Agreement in order that the same constitute the legal, valid and binding obligations of the Borrower and the other parties thereto, as the case may be, enforceable in accordance with their terms, shall have been done and performed and have happened in strict compliance with all applicable laws.

         2.6 Deadline Not Elapsed. If all other conditions precedent in this
Section 2 shall not have been satisfied or waived by Lender on or before November 22, 1995, then Lender shall have the option, in its sole discretion, of terminating this Agreement.

         All of the Loan Documents, opinions of counsel and other documents and papers referred to in this Section 2 shall be in form and substance satisfactory to the Lender and its counsel.

         SECTION 3.            CONDITIONS PRECEDENT TO EACH ADVANCE.

         Lender shall not be obligated to make any Advance unless, at the time of such Advance and after giving effect thereto:

         3.1 No Default. On the date of such Advance, and after giving effect thereto, there shall exist no Event of Default.

         3.2 Correctness of Representations. On the date of such Advance, and after giving effect thereto, all representations and warranties contained in this Agreement, any other Loan Document or in any writing delivered to the Lender by the Borrower in connection with this Agreement or any other Loan Document or in satisfaction of any conditions set forth in this Section 3 shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such time.

         3.3 No Governmental Action. No law, regulation, rule, guideline or other action by any Governmental Authority shall be in effect or shall have occurred, the effect of which is to prevent the Lender or the Borrower from fulfilling their respective obligations hereunder or under the other Loan Documents.

         3.4 Lender Satisfaction. Lender shall have determined, in its sole discretion, that Borrower is making progress toward satisfaction of all conditions precedent to the Closing under the Stock Subscription Agreement, and Lender shall otherwise be satisfied with the business and prospects of the Borrower.

         As at the date of each Advance under this Agreement, the Borrower shall be deemed to have represented and warranted to the Lender that (i) no Event of Default exists, (ii) all representations and warranties incorporated by reference are true and correct and (iii) to the best of its knowledge all other conditions in this Section 3 are satisfied at such time.

         SECTION 4.            COVENANTS, REPRESENTATIONS AND WARRANTIES.

         4.1 All covenants, representations and warranties of the Borrower in the Stock Subscription Agreement are incorporated herein by reference.

         4.2 Information. Until the Note is paid in full, the borrower shall furnish to the Lender promptly (and, in any event, within 10 days), (i) notice in writing of any development in the Borrower's affairs, financial or otherwise, or any action, proceeding or claim which has been commenced or asserted against the Borrower or any of its assets or any dispute between the Borrower and any governmental regulatory body which, in the reasonable judgment of the Borrower, may have a material adverse effect on its affairs or business, and (ii) notice of the occurrence of any Event of Default, the nature and period of existence thereof and the action which the Borrower proposes to take with respect thereto.

         SECTION 5.            EVENTS OF DEFAULT.

         Each of the following events, conditions or acts shall constitute an event of default (an "Event of Default") under this Agreement:

         5.1 Principal and Interest. The Borrower shall fail to pay when due any principal or interest on the Note;

         5.2 Representations and Warranties. Any representation, warranty or statement made or deemed made by the Borrower herein, in any other Loan Document or otherwise in connection herewith or therewith, shall be breached or be untrue in any material respect on or as of the date made or deemed made;

         5.3 Covenants. The Borrower shall default in the observance or performance of any obligation contained or deemed contained herein or in any other Loan Document or the Stock Subscription Agreement;

         5.4 Other Obligations. The Borrower shall default in the payment when due (after giving effect to any applicable grace period) of any indebtedness for borrowed money or any obligation under any of the Contracts (as defined in the Stock Subscription Agreement) or, except as disclosed in Schedule 4.8 to the Stock Subscription Agreement, any holders of any such indebtedness (or a person acting on their behalf) shall become entitled to exercise default remedies under the Contracts or to cause any such indebtedness to become, or any such indebtedness shall become, due prior to its stated maturity;

         5.5 Judgments; Attachments, etc. One or more judgments or decrees shall be entered against the Borrower involving in the aggregate a liability (not paid or fully covered by insurance) of $20,000 or more and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or there shall be commenced against the Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

         5.6 Insolvency, etc. The Borrower shall suspend or discontinue its business, or shall make an assignment for the benefit of, or composition with, creditors, or shall become insolvent or be unable, or generally fail (within the meaning of Title 11 of the United States Code (entitled "Bankruptcy")), to pay its debts when due; or the Borrower shall become a party or subject to any liquidation or dissolution action or proceeding for the relief of financially distressed debtors with respect to the Borrower or a receiver, liquidator, custodian or trustee shall be appointed for the Borrower or a substantial part of its assets and, if any of the same shall occur involuntarily as to the Borrower, it shall not be dismissed, stayed or discharged within 60 days; or if any order for relief shall be entered against the Borrower under Title 11 of the U.S. Code; or the Borrower shall take any action to effect, or which indicates its acquiescence in, any of the foregoing with respect to itself.

         SECTION 6.            PAYMENT OF EXPENSES

         The Borrower shall, whether or not the transactions hereby contemplated shall be consummated, pay all out-of-pocket costs and expenses (including, without limitation, the reasonable fees and disbursements of counsel or, after the occurrence of any Event of Default, any other expert or consultant) (a) of the Lender in connection with any Advance, the preparation, negotiation, execution, delivery and administration of this Agreement or the other Loan Documents (including, without limitation, any consent, waiver or other modification) and (b) of the Lender in connection with the enforcement of, or preservation of any rights under this Agreement and any of the other Loan Documents, and any investigation of any action or claim relating to the Loan Documents. The amount due hereunder for the fees and expenses of Lender's counsel, Curtis Thaxter Stevens Broder & Micoleau Limited Liability Company, P.A., for the work leading to the closing, shall not exceed $10,000. The amount of such fees and expenses shall be in addition to the fees and expenses for such counsel due under the Stock Subscription Agreement, and shall be added to the Loan and be disbursed in the Advance following the Closing.

         SECTION 7.            MISCELLANEOUS.

         7.1 Notices. Except as otherwise expressly provided herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been duly given or made (i) if mailed, three business days after being deposited in the mails, registered or certified mail, postage prepaid, (ii) in the case of telex, telegraphic, cable or telecopy notice, when sent or (iii) if by messenger or by Federal Express (or any similar overnight express or courier service) 24 hours after being sent, in each case, addressed to the relevant party, at its address specified in the Stock Subscription Agreement, or to such other addresses as any of the parties hereto may hereafter specify to the others in writing; provided that communications with respect to a change of address shall be deemed to be effective when actually received. All communications which are required to be given, or may be given, pursuant to this Agreement by telex, telegraph or cable, may be given by telecopy and shall be effective when sent to a telecopy number specified in the Stock Subscription Agreement. Except as otherwise expressly provided herein, no other form of notice is hereby precluded.

         7.2 Benefit of Agreement, etc. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, and, in particular, shall inure to the benefit of the holder from time to time of the Note; provided, that the Borrower may not assign or transfer its rights or obligations under this Agreement or any of the other Loan Documents or in connection herewith or therewith (voluntarily, by operation of law or otherwise) without the prior written consent of the Lender.

         7.3 Governing Law. This Agreement, the Note and the other Loan Documents and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and governed by the laws of the State of Maine, without regard to any provisions relating to conflicts of law.

         7.4 Consent of Jurisdiction, etc. The Borrower agrees that any legal action or proceeding against the Borrower with respect to this Agreement or any other Loan Document may be brought in the courts of the State of Maine or of the United States of America for the District of Maine, as the Lender may elect, and, by execution and delivery of this Agreement, the Borrower accepts, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified air mail, postage prepaid, to the Borrower at its address for notices as specified herein, such service to become effective 30 days after such mailing. Nothing herein shall affect the right to serve process in any other manner permitted by law or the right of the Lender to bring legal action or proceedings in any other competent jurisdiction. The Borrower agrees that any action commenced by the Borrower asserting any claim arising under or in connection with this Agreement shall be brought in the courts of the State of Maine located in the City of Portland or in the courts of the United States of America for the District of Maine, that any counterclaim in an action brought by Lender shall be brought in the same court as the original claim, and that such courts shall, unless waived by the Lender, have exclusive jurisdiction with respect to any such action. The Borrower agrees that final judgment against it in any action or proceeding brought in any of the aforementioned courts shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of its indebtedness. THE BORROWER WAIVES ANY RIGHT TO STAY, DISMISS OR OBJECT TO ANY ACTION OR PROCEEDING BROUGHT BEFORE SUCH COURTS ON THE BASIS OF VENUE OR FORUM NON CONVENIENS.

         7.5 Amendment, etc. No amendment or waiver of any provision of this Agreement or the other Loan Documents, nor consent to any departure by the either party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Lender. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Borrower from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

         7.6 Severability. If any provision of this Agreement is prohibited or unenforceable in any jurisdiction or in any particular circumstance, such provision (i) shall, as to such jurisdiction or circumstance, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction or circumstance and (ii) shall (without any further act or deed) be replaced by a provision as similar to such prohibited or unenforceable provision as possible as shall be enforceable and not prohibited in such jurisdiction or circumstance.

         7.7 No Third Party Beneficiaries. This Agreement is solely for the benefit of the Lender and the Borrower and their respective successors and assigns (except as otherwise expressly provided herein) and nothing contained herein shall be deemed to confer upon anyone other than the Lender, the Borrower and their respective successors and assigns any right to insist on or to enforce the performance or observance of any of the obligations contained herein. All conditions to the obligations of the Lender to make Advances hereunder are imposed solely and exclusively for the benefit of the Lender and its successors and assigns and no other person shall have standing to require satisfaction of such conditions in accordance with their terms and no other person shall under any circumstances be deemed to be a beneficiary of such conditions.

         7.8 Survival. All of the representations, warranties, terms, covenants, agreements and conditions contained in this Agreement and the other Loan Documents shall specifically survive the execution and delivery of this Agreement and the other Loan Documents and the Advances and shall, unless otherwise expressly provided, continue in full force and effect until the Loan, together with interest thereon, and all other obligations of the borrower under the Loan Documents are paid in full. Furthermore, the provisions of Section 6 shall survive the payment in full of the Note and the termination of this Agreement.

         7.9 No Usury. This Agreement is subject to the condition that at no time shall the Borrower be obligated or required to pay interest at a rate which could subject the holder of the Note to either civil or criminal liability, forfeiture or loss of principal, interest or other sums as a result of being in excess of the maximum interest rate which the Borrower is permitted by law to contract or agree to pay or which the holder of the Note is permitted to receive. If by the terms of the Note, the Borrower is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the interest rate under the Note shall be deemed to be immediately reduced to such maximum rate for so long as such maximum rate shall be in effect and shall thereafter be payable at the rate therein provided.

         7.10 Adjustment. The Borrower expressly agrees that to the extent the Borrower makes a payment or payments hereunder or under the Note and such payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then the indebtedness to the Lender or part thereof intended to be satisfied by such payment or payments shall be revived and continued in full force and effect as if said payment or payments had not been made.

         7.11 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

         7.12 Rights. All rights, powers, privileges, protections and benefits of any party hereto under this Agreement and/or the other Loan Documents shall be construed to be cumulative and supplementary and shall not be limited because the terms of any Loan Document provide rights, powers, privileges or benefits more limited in scope than that provided in any other Loan Document.

         7.13 Entire Agreement. This Agreement and any other agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto, and supersede all oral negotiations and prior writings with respect to the subject matter hereof. The parties hereto acknowledge that the Lender has not made any agreement or commitment to provide any financing except as set forth herein.

         SECTION 8.            WAIVER OF JURY TRIAL.

         EXCEPT TO THE EXTENT PROHIBITED BY LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO WAIVES TRIAL BY JURY IN CONNECTION WITH ANY ACTION OR PROCEEDING OF ANY NATURE WHATSOEVER ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, AND ANY COURSE OF DEALING OR REPRESENTATIONS, WARRANTIES, STATEMENTS OR AGREEMENTS MADE OR ALLEGEDLY MADE IN CONNECTION HEREWITH OR THEREWITH AND IN CONNECTION WITH ANY CLAIM, COUNTERCLAIM, OFFSET OR DEFENSE ARISING IN CONNECTION WITH SUCH ACTION OR PROCEEDING, WHETHER ARISING UNDER STATUTE (INCLUDING ANY FEDERAL OR STATE CONSTITUTION) OR UNDER THE LAW OF CONTRACT, TORT OR OTHERWISE AND INCLUDING, WITHOUT LIMITATION, ANY CHALLENGE TO THE LEGALITY, VALIDITY, BINDING EFFECT OR ENFORCEABILITY OF THIS SECTION 8 OR THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives thereunto duly authorized, all as of the date first above-mentioned.

Witness:                                    FIVECOM, INC.



 /s/ Alexander A. Bernhardt                 By:      /s/ Victor Colantonio
 -------------------------------                     --------------------------

                                            Title:   President
                                                     --------------------------

                                            CENTRAL MAINE POWER COMPANY


  /s/ Joe Fay                               By:      /s/ Arthur Adelberg
  ------------------------------                     --------------------------

                                            Title:   Vice President
                                                     --------------------------


                                LIST OF EXHIBITS

Exhibit 1.2                    Request for Advance

Exhibit 1.4                    Note

Exhibit 2.1                    Security Agreement

Exhibit 2.2                    Opinion of Counsel

Exhibit 2.3                    Closing Certificate

Exhibit 2.4                    Standstill Agreement

                                                                     EXHIBIT 1.2
                                                                              TO
                                                                  LOAN AGREEMENT
                               REQUEST FOR ADVANCE


Central Maine Power Company
83 Edison Drive
Augusta, Maine 04336
Attn:  Gerald C. Poulin, Vice President
Generation and Technical Support

MaineCom Services
41 Anthony Avenue
Augusta, Maine 04330
Attn:  Mark E. Curtis, President

         Re: Loan Agreement ("Agreement") dated as of November __, 1995, between
             Central Maine Power Company (the "Lender") and FiveCom, Inc. (the
                  "Borrower").
Gentlemen:

         This letter constitutes a Request for Advance pursuant to Section 1.2 of the Agreement. A facsimile transmission of this Request for Advance shall be deemed to be an original.

         In accordance with the terms of the Agreement, you are hereby requested to make an Advance in an amount of $_________________ on ____________________
[10 business days from the date hereof].

         The proceeds of the requested Advance will be used for the following purpose[s]:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

         Copies of all relevant invoices are attached hereto.

         In order to induce you to make the Advance requested herein, the Borrower hereby certifies that:

         1.       All Loan Documents are in full force and effect.

         2. This Credit Request constitutes a representation and warranty by the Borrower to you that (i) no Event of Default exists,
                  (ii) all representations and warranties of the Borrower set forth in the Agreement are true as of the date hereof, and
                  (iii) all other conditions precedent set forth in the Agreement are satisfied as at the date hereof.

         Unless otherwise indicated herein, all capitalized terms used herein are intended to have the respective meanings set forth in the Agreement.

                                  FIVECOM, INC.


                                            By:   ____________________________
                                            Title:  __________________________

Date:  __________________

                                                                     EXHIBIT 1.4
                                                                              TO
                                                                  LOAN AGREEMENT

                                 PROMISSORY NOTE

           $210,000                                            November __, 1995
                                                                 Portland, Maine

         FOR VALUE RECEIVED, FIVECOM, INC., a Massachusetts corporation ("FiveCom"), promises to pay to the order of CENTRAL MAINE POWER COMPANY, a Maine corporation ("CMP"), the principal sum of Two Hundred Ten Thousand Dollars ($210,000.00)], or so much thereof as been advanced under the Loan Agreement of even date herewith between CMP and FiveCom (the "Loan Agreement"), with interest on said principal sum at the rate of nine percent (9%) per annum, on the earlier to occur of (a) January 31, 1995 and (b) the Closing, as defined in the Stock Subscription Agreement dated of even date herewith between MaineCom Services, Inc. and FiveCom.

         This Note is the Note as defined in the Loan Agreement, which governs amendment of this Note. Capitalized terms used herein without definition shall have the meanings set forth in the Loan Agreement.

         Upon the occurrence of an Event of Default, then the holder may, at its option, without further demand and notice, declare the entire outstanding balance and accrued interest due and payable. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. Interest shall accrue on all amounts due hereunder at the rate of fourteen percent per annum (14%) from the date of such Event of Default until such amounts are paid.

         This Note may be prepaid in whole or in part without penalty.

         All principal and interest due hereunder shall be paid to the holder hereof at its principal office or to such other parties or addresses as the holder hereof may from time to time designate in writing to FiveCom or any other parties liable hereunder.

         This Note is subject to the condition that at no time shall FiveCom be obligated or required to pay interest at a rate which could subject the holder hereof to either civil or criminal liability, forfeiture or loss of principal, interest or other sums as a result of being in excess of the maximum interest rate which FiveCom is permitted by law to contract or agree to pay or which the holder hereof is permitted to receive. If by the terms of this Note FiveCom is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the interest rate under this Note shall be deemed to be immediately reduced to such maximum rate for so long as such maximum rate shall be in effect and shall thereafter be payable at the rate herein provided.

         In the event that legal proceedings are instituted to collect any amount due under this Note, FiveCom agrees to pay to the holder hereof, in addition to the amount of the unpaid balance of principal and interest, all costs and expenses of such proceedings, including reasonable attorneys' fees.

         FiveCom hereby waives demand, protest, presentment and notice of every kind, and waives recourse to suretyship defenses generally, including extensions of time, releases of security, and other indulgences which may be granted from time to time by the holder of this Note to FiveCom.

         If any obligation or portion of this Note is determined to be invalid or unenforceable under the law, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining obligations or portions of this Note.

         This Note shall be governed by and construed and interpreted in accordance with the laws of the State of Maine.

         This Note is secured under the Security Agreement of even date between FiveCom and CMP.

         This Note evidences a loan for business and commercial purposes and not for personal, family or household purposes.

WITNESS:                                    FIVECOM, INC.



_______________________                     By:  ______________________________
                                                 Victor Colantonio, President

                                                                     EXHIBIT 2.1
                                                               to Loan Agreement
                               SECURITY AGREEMENT

         SECURITY AGREEMENT, made this ____ day of November, 1995, by and between Central Maine Power Company, a Maine corporation having its principal place of business in Augusta, Maine (the "Lender"), and FiveCom, Inc., a Massachusetts corporation, with its principal place of business in Waltham, Massachusetts (the "Borrower").

                              PRELIMINARY STATEMENT

         The Borrower and the MaineCom Services, a wholly-owned subsidiary of Lender ("MaineCom") are entering into a Stock Subscription Agreement of even date herewith (the "Stock Subscription Agreement"), under which MaineCom agrees, subject to the conditions contained therein, to purchase Series B Preferred Stock of the Borrower for $10,000,000. Closing is conditioned upon, among other things, Borrower closing on a third-party loan in an additional amount of at least $25,000,000. Borrower has determined that it will need operating funds before such closing, and has requested Lender to extend credit pursuant to a Loan Agreement of even date herewith (the "Loan Agreement"). Lender has required collateral for such loan, and it is the intent of the parties that such collateral be provided under the terms hereunder.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements set forth herein, and to induce the Lender to enter into the Loan Agreement and to make the Loan under the Loan Agreement, the Borrower and the Lender hereby agree as follows:

         1. Definitions. (a) Unless otherwise defined herein, terms defined in the Loan Agreement and used herein or in the recitals hereto have the meanings given to them in the Loan Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of Maine on the date hereof are used herein as so defined: accounts, chattel paper, farm products, general intangibles, instruments and inventory.

         (b) As used in this Security Agreement, the following terms shall have the following meanings (such definitions to be equally applicable to both singular and plural forms of the terms defined):

                  "Code": the Uniform Commercial Code from time to time in effect in the State of Maine, except that "Code" may mean the Uniform Commercial Code as the same may from time to time be in effect in the Commonwealth of Massachusetts with respect to the provisions hereof relating to the creation and enforcement of security interests on tangible personal property of the Borrower located in the Commonwealth of Massachusetts.

                  "Collateral": as defined in Section 2 of this Security Agreement.

                  "Contracts": the contracts listed on Schedule 4.7 to the Stock Subscription Agreement and all other contracts now or in the future from time to time entered into by Borrower, as any of the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (a) all rights of the Borrower to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Borrower to damages arising out of or for breach or default in respect thereof and (c) all rights of the Borrower to exercise all remedies thereunder.

                  "Equipment":  as defined in Section 2 of this Security
         Agreement.

                  "Lien": any mortgage, deed of trust, security interest, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security agreement or preferential arrangement of any kind of nature (including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement under the Code or comparable law of any jurisdiction in respect of any of the foregoing).

                  "Obligations": all obligations of the Borrower under the Loan Agreement, the Note or any other Loan Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise.

                  "Proceeds": as defined in the Code and, in any event, including, but not limited to, (i) any and all proceeds of any insurance, judgment, indemnity, warranty or guaranty payable to the Borrower from time to time with respect to any of the Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority); and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Security Agreement" or "Agreement": this Security Agreement, as amended, supplemented or otherwise modified from time to time.

         (c) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

         (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

         (e) Terms defined in this Agreement by reference to any other agreement, document or instrument shall have the meaning assigned to it in such agreement, document or instrument whether or not such agreement, document or instrument is then in effect.

         2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Borrower hereby grants, bargains, sells, transfers and assigns to the Lender, a first security interest in, all of the following property now owned or at any time hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest (all of which being hereinafter collectively called the "Collateral:)

         (a) all of the Borrower's inventory, equipment, construction materials, fixtures, chattels, electronic business machines, machinery, apparatus, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances, accessions and additions thereto and substitutions or replacements and products thereof, currently owned or hereafter acquired by the Borrower, including but not limited to, all such goods now or hereafter attached to, or contained in or used or usable in any way in connection with any present or future operation of its fiber optic transmission system to be known as the New England Optical Network ("NEON"), and all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods (hereinafter collectively referred to as the "Equipment"), including, but without limiting the generality of the foregoing, all Equipment kept at the locations listed on Schedule 3(d) hereto and, to the extent not included therein, all optical fiber cables, telephone wires, other types of wire and cable, screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, mechanical, lighting, switchboards, lifting, plumbing, ventilating, air conditioning and air-cooling apparatus, boilers, furnaces, oil burners and transformers, refrigerating, incinerating, escalator, elevator, power, loading and unloading equipment and systems, stoves, ranges, laundry, cleaning systems, communication systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, dynamos, generators, ducts, controls, belting, heaters, motors, engines, machinery, pipes, pumps, tanks, fans, conduits, appliances, equipment, fittings and fixtures, and motor vehicles of every kind and description;

         (c) any and all leases, subleases, underlettings, concession agreements and licenses of the Equipment, NEON, or any part thereof, now existing or hereafter entered into by the Borrower;

         (d)      all Contracts;

         (e) (i) all monies, deposits, funds and accounts and all collections, contract rights, instruments, documents, general intangibles (including all trademarks, trade names, partnership names, company names, business names, fictitious business names, trade styles, service marks, logos and other symbols used in connection therewith, the goodwill associated therewith, all registrations and recordings thereof and all applications in connection therewith and all trademark licenses), partnership interests, the plans and specifications, patent rights, patents, applications for patents, patent licenses, copyrights, claims, demands and notes or chattel paper arising from or by virtue of any transactions related to the foregoing; (ii) all permits, recordings, registrations, filings, consents, orders, authorizations, waivers, variances, permissions, declarations, licenses, franchises, approvals, exemptions, certificates, and other rights and privileges obtained in connection with the foregoing (including, without limitation, all permits and approvals listed on Schedule 4.14 to the Stock Subscription Agreement); and (iii) all books, records, documents (including, but not limited to, computer programs, tapes, and related electronic data and processing software) and instruments of the Borrower relating in whole or in part to any of the Collateral;

         (f) all rents, royalties, issues, profits, revenues, earnings, income and other benefits, instruments, documents, securities, cash or property derived from the Collateral or arising from the ownership, operation or management of NEON or the Equipment, or from any lease or agreement pertaining thereto;

         (g) all other personal property of the Borrower comprising NEON developed, constructed, installed, completed, operated and/or maintained and all other personal property of the Borrower used in or relating to such development, construction, installation, completion, operation and maintenance;

         (h) all extensions, improvements, betterments, renewals, accessions, substitutes and replacements of, and all additions and appurtenances to, any and all of the foregoing, hereafter acquired by or released to the Borrower or constructed, assembled or placed by the Borrower into NEON, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be; and

         (i) all Proceeds, both cash and noncash, arising from or by virtue of the sale, lease or other disposition of any and all of the foregoing or any interest therein and all products of any and all of the foregoing.

         3. Borrower's Representations and Warranties. The Borrower hereby represents and warrants that:

         (a) Title to Collateral; No Liens; No Filing, etc. Except for the security interest granted to the Lender pursuant to this Agreement and the Liens described in Schedule 3(a) hereto, the Borrower owns each item of Collateral and has good and marketable title thereto, and none of such property is subject to any Lien. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Lender, pursuant to this Agreement or as are permitted pursuant to the Loan Agreement.

         (b) Perfection. The security interests granted pursuant to this Agreement (i) constitute perfected security interests in the Collateral in favor of the Lenders, (ii) are prior to all other Liens on the Collateral in existence on the date hereof, except the Liens described in Schedule 3(a) hereto and (iii) are enforceable as such against (x) all creditors of and purchasers from the Borrower (except purchasers of inventory in the ordinary course of business) and
(y) any person having any interest in the real property where any of the Equipment is located. The recordings and filings shown on Schedule 3(b) hereto, all of which recordings and filings have been duly made, are all the recordings, filings and other action (other than the periodic filing of continuation statements) necessary and appropriate in order to establish, protect and perfect the Lender's, lien on and security interest in the right, title, estate and interest of the Borrower in and to all the Collateral prior and superior to all other Liens existing on the date hereof and prior and superior to all other Liens which may exist in the future, except the Liens described in Schedule 3(a) hereto.

         (c) Chief Executive Office. The Borrower's chief executive office and chief place of business, and the place where it keeps its records concerning the Collateral, are located at 391 Totten Pond Road, Suite 401, Waltham, Massachusetts 02154.

         (d) Location of Equipment. No item of Equipment is kept at any location other than the locations listed on Schedule 3(d) hereto.

         (e) No Farm Products, Instruments or Chattel Paper. None of the Collateral constitutes, or is the Proceeds of, farm products. None of the Collateral is evidenced by any instrument or chattel paper.

         (f) Contracts. No consent or authorization of, or filing with or other act by or in respect of any Person (including, without limitation, any Governmental Authority), is required in connection with the execution, delivery or performance by, or the validity or enforceability against, any party of any of the Contracts other than those which have been duly obtained, made or performed, and are in full force and effect. Each of the Contracts is in full force and effect and constitutes a legal, valid and binding obligation of the parties thereto, and is enforceable against each such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. All governmental approvals and other consents and approvals required in connection with the execution, delivery, and performance of the Contracts by the parties thereto have been duly obtained or made, are in full force and effect and are not subject to appeal or judicial, governmental or other review. The Borrower has duly performed and complied with all agreements and conditions required to be performed or complied with by it as of the date hereof under each Contract. The right, title and interest of the Borrower in, to and under each Contract are not subject to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Contract as Collateral, nor have any of the foregoing been asserted or alleged against the Borrower as to any Contract.

         4. Covenants. The Borrower hereby covenants and agrees with the Lender that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

         (a) Payment of Obligations. The Borrower shall pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, all taxes, assessments and governmental charges or levies imposed on the Collateral or in respect of income or profits therefrom, and all lawful claims against or with respect to the Collateral which, if unpaid, might become a Lien upon the property of the Borrower.

         (b) Further Documentation; Maintenance of Security Interest. The Borrower will (i) at any time and from time to time, upon the written request of the Lender and at the Borrower's sole expense, promptly execute and deliver, or cause the execution and delivery of, and thereafter register, file or record in each appropriate governmental office, any document or instrument supplemental to or confirmatory of this Security Agreement and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby; and (ii) maintain the security interest created by this Security Agreement as a first perfected security interest, subject only to the Liens described in Schedule 3(a) hereto not create or suffer to exist any Lien on the Collateral (or attempt, offer or contract to do so) and protect and defend such security interest and its interest in the Collateral against Liens, claims and demands asserted by any third Person, other than the Liens described in Schedule 3(a) hereto and immediately discharge any such Lien so asserted.

         (c) Insurance. Without limiting any of the other obligations or liabilities of the Borrower under this Security Agreement, the Borrower shall at all times carry and maintain, at the Borrower's expense, the insurance required under Section 4.13 of the Stock Subscription Agreement.

         (d) Requirements of Law. The Borrower will comply with all requirements of law applicable to the Collateral or any part thereof.

         (e) Changes of Location, Name, etc. The Borrower will not (i) permit any of the Equipment to be kept at a location other than those listed on
Schedule 3(d) hereto; or (ii) change the location of its chief executive office and chief place of business from that specified in Section 3(c) hereof; (iii) remove its books and records from the location specified in Section 3(c) hereof; or (iv) change its name, identity or corporate structure to such an extent that any financing statement filed by the Lender in connection with this Security Agreement would become seriously misleading, unless it shall have given the Lender at least 30 days' prior written notice of such change and all action necessary or advisable in the Lender's opinion to protect and perfect the liens and security interests with respect to the right, title, and interest of the Borrower in and to the Collateral created by this Security Agreement shall have been taken.

         (f) Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any instrument or chattel paper, such instrument or chattel paper shall be delivered to the Lender, duly endorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Security Agreement.

         (g) Further Information. The Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

         (h) Maintenance of Records. The Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Borrower will mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests granted hereby. For the further security of the Lender, the Borrower agrees that the Lender, shall have a special property interest in all of the Borrower's books and records pertaining to the Collateral and the Borrower shall, upon the acceleration of the Loan and any other amounts due under any Loan Document, deliver and turn over any books and records to the Lender or to its representatives at any time on demand of the Lender. The Lender in turn agrees to provide the Borrower with reasonable access to such records during normal business hours and also with such copies of such records (made at the Borrower's expense) as the Borrower may reasonably request, such access and such copies to be available subject to the Lender's prior right to use such records to enforce its rights in or to realize upon the Collateral.

         (i) Notices. The Borrower will advise the Lender promptly, in reasonable detail, of (x) any Lien (other than security interests created hereby) on, or claim asserted against, any of the Collateral; and (y) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

         (j) Accounts. The amount represented by the Borrower to the Lender from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder. Other than in the ordinary course of business as generally conducted by the Borrower over a period of time, the Borrower will not grant any extension of the time of payment of any of the accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

         (k) Maintenance of Collateral. The Borrower shall maintain the Collateral as provided in the Loan Agreement. The Borrower shall not sell, assign, lease, transfer, exchange or otherwise dispose of the Collateral, or grant any option with respect thereto, or attempt, offer or contract to do so, except as permitted by the Loan Agreement.

         (l) Indemnification. The Borrower agrees to pay, and to save the Lender harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) except those that are a direct result of the Lender's gross negligence or willful misconduct (x) with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (y) with respect to, or resulting from, any delay in complying with or failure to comply with any Contract or any agreement relating to the Collateral or any requirement of law applicable to any of the Collateral, and
(z) in connection with any of the transactions contemplated by this Security Agreement.

         5. Remedies. (a) If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Lender may elect, in accordance with the Loan Agreement, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the Code, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by it of any rights hereunder except those that are a direct result of the Lender's gross negligence or willful misconduct. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Borrower to collect such deficiency.

         (b) The Borrower also agrees to pay all costs of the Lender, including attorneys' fees, incurred with respect to the collection of any of the Obligations and the enforcement of any of the rights of the Lender hereunder.

         (c) The Borrower hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

         (d) The foregoing rights and powers of the Lender shall be in addition to, and not a limitation upon, any rights and powers of the Lender given by law, custom, elsewhere by this Security Agreement, the Loan Agreement or otherwise.

         6. Lender's Appointment as Attorney-in-Fact. (a) The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in the Lender's own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limitation, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do the following:

                  (i) in the case of any patents or trademarks, to execute and deliver any and all agreements, instruments documents, and papers as the Lender may request to evidence the Lender's security interest in any patent or trademark and the goodwill and general intangibles of the Borrower relating thereto or represented thereby;

                  (ii) at any time and from time to time, to execute, in connection with the sale provided for in Section 5 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                  (iii) upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;
         (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate;
         (G) to assign any patent or trademark (along with the goodwill of the business to which any such trademark pertains), throughout the world for such term or terms on such conditions, and in such manner, as the Lender shall in its sole discretion determine; (H) to compromise, settle or otherwise agree to waive, amend or modify the obligation of any account debtors or obligors under such accounts and Contracts; (I) to communicate, in its own name or in the name of others, with account debtors and parties to the Contracts to verify the existence, amount and terms of any accounts or Contracts; (J) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement or the Loan Agreement and to pay all or any part of the premiums therefor and the costs thereof; and (K) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and the Lender's Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Borrower might do.

         (b) The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

         (c) All powers, authorizations and agencies contained in this Security Agreement are coupled with an interest and are irrevocable until this Security Agreement is terminated and the security interests created hereby are released.

         7. Performance by Lender of the Borrower's Obligations. If the Borrower fails to perform or comply with any of its agreements contained herein, the Lender, at its option, but without any obligation to do so, may perform or comply, or otherwise cause performance or compliance, with such agreement. The expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the default interest rate specified in the Note, shall be payable by the Borrower to the Lender on demand and shall constitute Obligations secured hereby.

         8. Proceeds. If an Event of Default shall occur and be continuing (a) all Proceeds received by the Borrower consisting of cash, checks and other near-cash items shall be paid to the Lender for application in accordance with the terms of the Loan Agreement, and otherwise shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall, forthwith upon receipt by the Borrower, be turned over to the Lender in the exact form received by the Borrower (duly indorsed by the Borrower to the Lender, if required), and (b) any and all such Proceeds received by the Lender (whether from the Borrower or otherwise) may, in the sole discretion of the Lender, be held by the Lender as collateral security for, and/or then or at anytime thereafter may be applied by the Lender against, the Obligations (whether matured or unmatured), such application to be in such order as the Lender shall elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

         9. Performance of Accounts and Contracts; Limitations on Lender's Obligations. It is expressly agreed by the Borrower that, anything herein to the contrary notwithstanding, the Borrower shall remain liable under each account and Contract to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each such account or Contract. The Lender shall have no obligation or liability under any account or Contract by reason of or arising out of this Security Agreement or the assignment to or receipt by the Lender of any payment relating to any account or Contract pursuant hereto, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the obligations of the Borrower under or pursuant to any account or Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any account or Contract, or to present or file any claim, or to take any action to enforce any performance or collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         10. Duty of Lender. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Lender hereunder are solely to protect the interest of the Lender in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for their own gross negligence or willful misconduct, and specifically disclaim any liability for negligence.

         11. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Borrower authorizes the Lender, to the extent permitted by applicable law, to file financing statements with respect to the Collateral without the signature of the

Borrower in such form and in such filing offices as the Lender reasonably determines appropriate to perfect the security interests of the Lender under this Security Agreement. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         12. Notices. Notices hereunder may be given by mail, by telex or by facsimile transmission, addressed or transmitted as set forth in the Loan Agreement and shall be effective as provided for in the Loan Agreement. The Lender and the Borrower may change their addresses and transmission numbers for notices as provided in the Loan Agreement.

         13. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         14. Integration. This Security Agreement represents the agreement of the Borrower with respect to the subject matter hereof and there are no promises or representations by the Lender relative to the subject matter hereof not reflected herein or in the other Loan Documents or the Stock Subscription Agreement.

         15. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Lender, provided that any provision of this Security Agreement may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender.

         (b) The Lender shall not by any act (except by a written instrument pursuant to Section 15(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

         (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         16. Successors and Assigns. This Security Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Lender and its successors and assigns.

         17. Governing Law. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of Maine.

         18. Section Headings. The section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         19. Term of Security Agreement. This Security Agreement shall remain in full force and effect and be binding in accordance with and to the extent of its terms, and the security interest created by this Security Agreement shall not be released, until payment in full of all the Obligations. To the extent not otherwise provided by law, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other person making such payment, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any such person or any substantial part of its property, or otherwise, the security interest created by this Agreement shall continue to secure payment and performance of the Obligations, as reinstated, all as though such payments had not been made.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives thereunto duly authorized, all as of the date first above-mentioned.

Witness:                                    FIVECOM, INC.


_____________________                       By: _______________________________
                                            Title:  ___________________________

                                            CENTRAL MAINE POWER COMPANY


_____________________                       By: _______________________________
                                            Title:  ___________________________

                                LIST OF SCHEDULES

Schedule 3(a)                  Permitted Liens

Schedule 3(b)                  Recordings and filings of financing statements

Schedule 3(d)                  Locations of Equipment


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